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                                                                 EXHIBIT 10.45


                    AGREEMENT AND COVENANT NOT TO COMPETE OR

                          USE OR DISCLOSE TRADE SECRETS

         THIS Non-competition and Confidentiality Agreement is made and entered into this 7th day of May, 1999, by and between WILLIAM STEPHENS (the "EMPLOYEE") and HARVEYS CASINO RESORTS, a Nevada corporation (the "EMPLOYER"):

                                    RECITALS

         WHEREAS, EMPLOYER is one of the limited entities engaged in the hotel and gaming establishment business in Lake Tahoe, Nevada holding a "Non-restricted License" as defined in Nevada Revised Statute Section 463.0177 (the "Business"); and

         WHEREAS, EMPLOYEE and EMPLOYER simultaneously herewith have executed an agreement whereby EMPLOYEE is employed by EMPLOYER as the Senior Vice-President and General Manager of HARVEYS CASINO RESORTS Lake Tahoe property (the "Employment Agreement"); and

         WHEREAS, EMPLOYEE acknowledges an agrees that EMPLOYER was induced into executing the Employment Agreement with EMPLOYEE in material reliance upon EMPLOYEE'S executing and being bound by this Agreement.

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth herein and in the Employment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby, agree as follows:


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                                    AGREEMENT

         1.01. NONCOMPETE. During the term of EMPLOYEE'S employment with EMPLOYER, and for any period of time thereafter during which EMPLOYEE receives any compensation under the Employment Agreement, executed simultaneously herewith, or any addition or extension thereof (the "Restricted Period"), EMPLOYEE warrants, represents and agrees that he shall not within a seventy-five (75) mile radius of Harveys Resort Hotel & Casino located at Lake Tahoe, Nevada, do any of the flowing: (A) engage in the Business for the EMPLOYEE'S OWN ACCOUNT; (B) enter the employ of, or render any services to or for any entity that is engaged in the Business; and/or (C) become interested in any such entity in any capacity, including as an employee, partner, stockholder, officer, principal, agent, trustee or consultant; provided, however, the EMPLOYEE may own solely as a passive investment, securities of any entity traded on any national securities exchange or automated quotation system if the EMPLOYEE is not a controlling person of such entity and does to beneficially own the percent (3%) or more of any class of securities of such entity. The duration of the non-competition as defined in this paragraph 1.01, shall be extended for an additional period of 365 days if EMPLOYEE terminates pursuant to Paragraph 4.02, or EMPLOYER terminates EMPLOYEE pursuant to Paragraph 5.01 of the Employment Agreement executed simultaneously herewith, or any addition or extension thereof.

         1.02. NON-INTERFERENCE. During the Restricted Period, and for a period of 365 days thereafter, EMPLOYEE shall not directly or indirectly (i) solicit, induce or attempt to solicit or induce any


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person known to EMPLOYEE to be an employee of EMPLOYER or any of its subsidiaries, affiliates, successors or assigns, that is involved in the Business to terminate his or her employment or other relationship with EMPLOYER or any of its subsidiaries, affiliates, successors or assigns for the purpose of associating with (A) any entity of which EMPLOYEE is or becomes an employee, offer, director, partner, stockholder, agent, trustee or consultant or (B) any competitor of EMPLOYER or any of its subsidiaries, affiliates, successors or assigns in the Business; or (C) otherwise encourage any person to terminate his or her employment or other relationship with EMPLOYER or any of its subsidiaries, affiliates, successors or assigns for any other purpose or no purpose.

         1.03. NON-SOLICITATION. During the Restricted Period, and for a period of 365 days thereafter, EMPLOYEE shall not, directly or indirectly, solicit, induce or attempt to s solicit or induce any customers, vendors, suppliers or consultants in the Business then under contract to EMPLOYER or any of its subsidiaries, affiliates, successors or assigns (a "Customer or Supplier") to terminate his, her, or its relationship with EMPLOYER or any of its subsidiaries, affiliates, successors or assigns for any purpose, including the purpose of associating with or becoming a customer or supplier of or consultant to (whether or not exclusive) of EMPLOYEE or any entity of which EMPLOYEE is or becomes an employee, partner, stockholder, officer, director, principal, agent, trustee or consultant, or otherwise solicit, induce or attempt to solicit or induce any such Customer or Supplier to terminate his, her or its relationship with


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EMPLOYER or any of its subsidiaries, affiliates, successors or assigns for any other purpose or no purpose.

         1.04. CONFIDENTIAL INFORMATION. EMPLOYEE acknowledges that he will have access to proprietary information, trade secrets and confidential material (including, but not limited to, accounting information, business plans, lists of key personnel, customers, clients, vendors, suppliers, distributors and consultants) of the EMPLOYER (the "Confidential Information"), EMPLOYEE agrees that upon termination of his employment with EMPLOYER, EMPLOYEE shall not be entitled to keep or preserve any of EMPLOYER'S records, documents or other materials evidencing Confidential Information. EMPLOYEE further agrees without limitation in time or until such information shall become public other than by the EMPLOYEE'S unauthorized disclosure, to maintain the confidentiality of and refrain from disclosure or otherwise using in any respect the Confidential Information to the detriment of EMPLOYER.

         1.05. REMEDIES UPON BREACH. If EMPLOYEE breaches or threatens to breach any term, covenant, or provision of this Agreement, EMPLOYEE agrees that EMPLOYER shall be entitled to injunctive relief, both PENDENTE LITE and permanently without the requirement of the posting of a bond since the remedy at law would be inadequate or insufficient. In addition, EMPLOYER shall be entitled to require the EMPLOYEE to account for and pay to the EMPLOYER all compensation, profits, monies, accruals, increments or other benefits derived or received by the EMPLOYEE by reason of such breach.


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         1.06. SEVERABILITY OF COVENANTS. If any provision of this Agreement, as applied to any part or to any circumstances, shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances, or the validity or enforceability of this Agreement. If any provision, or any part hereof, is held to be unenforceable because of the duration of such provision or the area covered hereby, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or area of such provisions, and/or to delete specific words or phrases ("blue-penciling"), and in its reduced or blue-penciled form, such provision shall then be enforceable and shall be enforced.

         1.07. ENFORCEABILITY IN ALL JURISDICTIONS. The parties hereto intend to and hereby confer jurisdiction to enforce the terms, covenants and provisions contained herein upon the courts of any state of the United States and any other governmental jurisdiction within the geographical scope of such covenants. If the courts of any one or more such states or jurisdictions shall hold such covenants wholly unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the parties hereto that such determination shall not bar or in any way affect EMPLOYER'S right to the relief provided above in the courts of any other state or jurisdiction within the geographical scope of such covenants, as to breaches of such covenants and such respective states or jurisdictions, the above covenants as they relate to each state or


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jurisdiction being, for this purpose, severable into diverse and independent covenants.

         1.08. ATTORNEYS' FEES. In the event that action, either legal or equitable, is instituted by EMPLOYER to enforce and/or interpret this Agreement, the prevailing party shall be entitled to reimbursement from the other party hereto of court costs, reasonable attorneys' fees and accountants' fees incurred in connection therewith.

         1.09. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned in whole or in part, by the EMPLOYEE without the prior written consent of the EMPLOYER. The EMPLOYER and any of its subsidiaries, affiliates, and successors may sell, assign, or otherwise transfer any or all of its or their right and interest in the Business, whether by operation of law or otherwise, and in this Agreement, in which case this Agreement shall remain in full force after such sale, assignment or other transfer.

         1.10. GOVERNING LAW. This Agreement shall be construed, interpreted and governed in accordance wit the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         1.11. ENTIRE AGREEMENT. This Agreement and the Employment Agreement by and between the EMPLOYEE and the EMPLOYER, dated as of the date hereof, represent the entire agreement of the parties with respect to the subject matter hereof and shall supersede any and all previous contracts, arrangements or understandings between the


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parties hereto and with respect to the subject matter hereof. This Agreement may not be modified or amended except by an instrument in writing signed by each of the parties hereto.

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         IN WITNESS WHEREOF, the undersigned have executed this Agreement.

         DATED this _____ day of __________, 1999,

                                                  EMPLOYEE:



                                                  ------------------------------
                                                  WILLIAM STEPHENS

                                                  EMPLOYER:

                                                  HARVEYS CASINO RESORTS,
                                                  a Nevada corporation



                                                  By:
                                                     ---------------------------
                                                  CHARLES W. SCHARER,
                                                  President/Chief Executive
                                                  Officer


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